CONFIDENTIAL TREATMENT
[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.
EXHIBIT 10.24
ADDENDUM TEN
TO THE
SOFTWARE LICENSE AGREEMENT
BETWEEN
DELL PRODUCTS, LP
AND
COMMVAULT SYSTEMS, INC.
This Addendum TEN (“Addendum”) to the Software License Agreement dated December 17, 2003 (the “Agreement”), is entered into by and between Dell Global BV (Singapore Branch) (hereinafter “Dell”), and CommVault Systems, Inc., (hereinafter “CommVault”) a Delaware corporation having a principal place of business at 2 Crescent Place, Oceanport, New Jersey 07757 (hereinafter “Licensor”) and is effective as of the 1st day of October, 2008 (the “Effective Date”).
RECITALS
WHEREAS, CommVault and Dell entered into the Agreement through which CommVault granted Dell various rights to distribute certain CommVault software products;
WHEREAS, CommVault and Dell wish to amend the Agreement and replace all prior Pricing Supplements.
NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Dell and CommVault agree as follows:
     1. Any and all Pricing Supplements to the Agreement are hereby replaced in their entirety with the attached Exhibit A to this Addendum.
     No other changes or modification are intended by this Addendum. All other terms and conditions of the Agreement are in effect.
     Any capitalized terms defined in this Addendum are specific to this Addendum only, and do not modify or change the meaning set forth in the Agreement. Unless expressly defined in this Addendum, the capitalized terms in this Addendum are as defined in the Agreement. The Agreement shall remain in full force and effect except as supplemented and amended herein.
IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives effective as of the date first set forth above.

COMMVAULT SYSTEMS, INC.		DELL GLOBAL BV (SINGAPORE BRANCH)

By:	/s/ Warren Mondschein	By:	/s/ Tim Peters

Name:	Warren Mondschein	Name:	Tim Peters

Title:	VP & General Counsel	Title:	Vice President/ General Manager, Displays, Imaging, Peripherals & Software

Date:	10/2/08	Date:	10/6/08

Confidential	10/29/2008

CONFIDENTIAL TREATMENT
[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.
EXHIBIT A

Annual
Maintenance
protection
DELL				includes L2 & L3
SKU	SKU Description	Dell SW Cost		Support		Total COGS
SKU1	CommVault Master Server	$	[***]	$	[***]	$	[***]
SKU2	CommVault Windows Media Server (incl client agent)	$	[***]	$	[***]	$	[***]
SKU3	CommVault LAN Drive Pack (MM-LMS, MM-DMS)	$	[***]	$	[***]	$	[***]
SKU4	CommVault SAN Drive Pack	$	[***]	$	[***]	$	[***]
SKU5	CommVault Client Agent (iDA) — Windows	$	[***]	$	[***]	$	[***]
SKU6	CommVault Application Agent (iDA) — Exchange	$	[***]	$	[***]	$	[***]
SKU7	CommVault Client Agent (iDA) — Unix	$	[***]	$	[***]	$	[***]
SKU8	CommVault Unix Media Server 1 CPU (incl client agent)	$	[***]	$	[***]	$	[***]
SKU9	CommVault 5 Server PowerVault/EqualLogic Channel Bundle (Registered)	$	[***]	$	[***]	$	[***]
SKU10	CommVault Application Agent — Unix 1CPU (Oracle/SAP)	$	[***]	$	[***]	$	[***]
SKU11	CommVault Application Agent — Unix 2+CPU (Oracle/SAP)	$	[***]	$	[***]	$	[***]
SKU12	Upgrade key to unlock Galaxy Express to Galaxy	$	[***]	$	[***]	$	[***]
SKU13	CommVault Advanced Feature Pack for Master Server	$	[***]	$	[***]	$	[***]
SKU14	CommVault Advanced Feature Pack for Media Server	$	[***]	$	[***]	$	[***]
SKU15	CommVault Gridstor for Master Server	$	[***]	$	[***]	$	[***]
SKU16	CommVault Gridstor for Media Server	$	[***]	$	[***]	$	[***]
SKU17	CommVault Vault Tracker for Master Server	$	[***]	$	[***]	$	[***]
SKU18	CommVault Vault Tracker for Media Server	$	[***]	$	[***]	$	[***]
SKU19	CommVault Data Archiver for Files — Windows 1CPU	$	[***]	$	[***]	$	[***]
SKU20	CommVault Data Archiver for Files — Windows 2+CPU	$	[***]	$	[***]	$	[***]
SKU21	Extended WORM Support	$	[***]	$	[***]	$	[***]
SKU22	CommVault Client Agent (iDA) 5-Pack Channel Bundle	$	[***]	$	[***]	$	[***]
SKU23	CommVault Client Agent for VMware or MS Virtual Server	$	[***]	$	[***]	$	[***]
SKU24	CommVault NDMP Agent up to 6TB	$	[***]	$	[***]	$	[***]
SKU25	CommVault Direct Disk Option (DDO) up to 1TB	$	[***]	$	[***]	$	[***]
SKU26	CommVault One Touch Server	$	[***]	$	[***]	$	[***]
SKU27	CommVault One Touch Client	$	[***]	$	[***]	$	[***]
SKU28	CommVault Data Archiver for Exchange Mailbox	$	[***]	$	[***]	$	[***]
SKU29	CommVault Client Access License up to 500 users	$	[***]	$	[***]	$	[***]
SKU30	CommVault Data Archiver for Exchange Compliance	$	[***]	$	[***]	$	[***]
SKU31	CommVault Client Access License up to 1000 users	$	[***]	$	[***]	$	[***]
SKU32	Dell Maintenance — $1	$	[***]	$	[***]	$	[***]
SKU33	Dell Maintenance — $10	$	[***]	$	[***]	$	[***]
SKU34	Dell Maintenance — $100	$	[***]	$	[***]	$	[***]
SKU35	Dell Maintenance — $1000	$	[***]	$	[***]	$	[***]

SKU42	CommVault Client Agent (iDA) — Netware/NDS	$	[***]	$	[***]	$	[***]
SKU43	CommVault Client Agent (iDA) — Linux	$	[***]	$	[***]	$	[***]
SKU44	CommVault Client Agent (iDA) — Windows DT	$	[***]	$	[***]	$	[***]
SKU45	CommVault Client Agent (iDA) — Macintosh	$	[***]	$	[***]	$	[***]
SKU46	CommVault Application Agent (iDA) — Active Directory	$	[***]	$	[***]	$	[***]
SKU47	CommVault Application Agent (iDA) — Notes	$	[***]	$	[***]	$	[***]

Confidential	10/29/2008

CONFIDENTIAL TREATMENT
[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Annual
Maintenance
protection
DELL			includes L2 & L3
SKU	SKU Description	Dell SW Cost	Support	Total COGS
SKU48	CommVault Application Agent (iDA) — Oracle	$ [***]	$ [***]	$ [***]
SKU49	CommVault Application Agent (iDA) — SQL	$ [***]	$ [***]	$ [***]
SKU50	CommVault Application Agent (iDA) — SharePoint	$ [***]	$ [***]	$ [***]
SKU51	CommVault Application Agent (iDA) — Groupwise	$ [***]	$ [***]	$ [***]
SKU52	CommVault Media Server — LINUX (incl client agent)	$ [***]	$ [***]	$ [***]
SKU53	CommVault Media Server — Netware (incl client agent)	$ [***]	$ [***]	$ [***]
SKU54	CommVault Client Agent for Cluster Virtual Node (Win/Lin/NW)	$ [***]	$ [***]	$ [***]
SKU55	CommVault VMWare Consolidated Backup Bundle	$ [***]	$ [***]	$ [***]
SKU56	CommVault Data Classification enabler for Windows Server	$ [***]	$ [***]	$ [***]
SKU57	CommVault Content Indexing Connector — Offline	$ [***]	$ [***]	$ [***]
SKU58	CommVault Content Indexing Connector -Online	$ [***]	$ [***]	$ [***]
SKU59	CommVault Content Indexing Server	$ [***]	$ [***]	$ [***]
SKU60	CommVault Proxy Host agent (Win/Lin)	$ [***]	$ [***]	$ [***]
SKU61	CommVault Image Level Backup agent (Win/Lin)	$ [***]	$ [***]	$ [***]
SKU62	CommVault DataArchiver for Exchange Public Folders	$ [***]	$ [***]	$ [***]
SKU63	CommVault DataArchiver for Files — Network Shares	$ [***]	$ [***]	$ [***]
SKU64	CommVault DataArchiver for Files — (Win/Lin)	$ [***]	$ [***]	$ [***]
SKU65	CommVault DataArchiver for Sharepoint	$ [***]	$ [***]	$ [***]
SKU66	CommVault Continuous Data Replicator (CDR) — (Win/Lin)	$ [***]	$ [***]	$ [***]
SKU67	CommVault CommCell Encryption Enabler	$ [***]	$ [***]	$ [***]
SKU68	CommVault Auxillary Copy Encryption (per Media Server)	$ [***]	$ [***]	$ [***]
SKU69	Dell Software — $1 SKU	$ [***]	$ [***]	$ [***]
SKU70	Dell Software — $10 SKU	$ [***]	$ [***]	$ [***]
SKU71	Dell Software — $100 SKU	$ [***]	$ [***]	$ [***]
SKU72	Dell Software — $1000 SKU	$ [***]	$ [***]	$ [***]
SKU73	Dell Software — $10000 SKU	$ [***]	$ [***]	$ [***]
SKU74	CommVault Client Access License (1000-5000 users)	$ [***]	$ [***]	$ [***]
SKU75	CommVault Client Access License (5000+ users)	$ [***]	$ [***]	$ [***]
SKU76	CommVault Client Access License — Universal Discovery	$ [***]	$ [***]	$ [***]
SKU77	CommVault Direct Disk Option — up to 5TB	$ [***]	$ [***]	$ [***]
SKU78	CommVault Direct Disk Option — up to 10TB	$ [***]	$ [***]	$ [***]
SKU79	CommVault Direct Disk Option — up to 50TB	$ [***]	$ [***]	$ [***]
SKU80	CommVault Single Instance Store	$ [***]	$ [***]	$ [***]
SKU81	CommVault Galaxy 10 Server Bundle	$ [***]	$ [***]	$ [***]
SKU82	CommVault Galaxy 20 Server Bundle	$ [***]	$ [***]	$ [***]
SKU83	CommVault Remote Media Server Bundle (Win/NW)	$ [***]	$ [***]	$ [***]
SKU84	CommVault File System Archiving Bundle (Per Server)	$ [***]	$ [***]	$ [***]
SKU85	CommVault Exchange SMB Archiving Bundle — Up to 150 Users	$ [***]	$ [***]	$ [***]
SKU86	CommVault Storage Manager Server	$ [***]	$ [***]	$ [***]
SKU87	CommVault Storage Manager — Application Agent	$ [***]	$ [***]	$ [***]
SKU88	CommVault Storage Manager — File System Agent	$ [***]	$ [***]	$ [***]
SKU89	CommVault 5 Server Non-Registered Channel Bundle	$ [***]	$ [***]	$ [***]

Confidential	10/29/2008

CONFIDENTIAL TREATMENT
[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.
     Galaxy Express

Maintenance
protection
DELL				includes L1 & L2
SKU	SKU Description	Dell SW Cost		Support		Total COGS
SKU36	Galaxy Express Small Business Server Edition:	$	[***]	$	[***]	$	[***]
SKU37	Galaxy Express File Server Edition:	$	[***]	$	[***]	$	[***]
SKU38	Galaxy Express E-mail & Database Server Edition	$	[***]	$	[***]	$	[***]
SKU39	Galaxy Express OLBU — For Express only	$	[***]	$	[***]	$	[***]
SKU40	Galaxy Express Client Pack — For Express only	$	[***]	$	[***]	$	[***]
SKU41	Galaxy Express LAN Drive	$	[***]	$	[***]	$	[***]

Confidential	10/29/2008